Amendment No. 1 To Guaranty

This Amendment No. 1 to Guaranty (this “Amendment”) is entered into as of May 3, 2007, between Municipal Mortgage & Equity, LLC (the “Guarantor”) and Bank of America, N.A. (“Bank of America”), as agent for the Banks party to that certain Tax Credit Warehouse Agreement (in such capacity, the “Agent”).

RECITALS

Reference is made to the following facts that constitute the background of this Amendment:

A.	The parties hereto have entered into that certain Guaranty dated as of November 4, 2005 (as amended and/or restated from time to time, the “Guaranty”). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Guaranty;

B.	The Guarantor has requested that certain covenants in the Guaranty be revised to reflect corresponding amendments to the Tax Credit Warehouse Agreement; and

C.	The Agent is willing to grant such request solely upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and of the representations, warranties, covenants and conditions set forth herein and in the Guaranty, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

Section 1. Amendment. Section 18 of Schedule 1 to the Guaranty is hereby amended by deleting it in its entirety and substituting the following in its stead:

“18. Ownership; Control. Without the prior written approval of the Majority Banks under the Tax Credit Warehouse Agreement, which shall not be unreasonably withheld, the Guarantor will not cause or permit any change in the ownership or Control of the Borrower or the Other Guarantors, or any MTE, except to the extent that (a) with respect to the Borrower or the Other Guarantors, following such change the Guarantor retains Control (directly or indirectly) of the Borrower and the Other Guarantors, and (b) with respect to each MTE, the Release Conditions with respect to such MTE have been satisfied, and provided that, in addition to the foregoing restrictions, the Guarantor shall cause MFH to continue to maintain MFH’s ownership and Control of MFH’s Subsidiaries other than MEC, MMA Capital Corporation, MMA New Initiatives, LLC, MMA Realty Capital, LLC and their respective Subsidiaries.”

Section 2. Representations and Warranties. The Guarantor represents and warrants to the Agent as of the effective date of this Amendment that, assuming the due execution and delivery of this Amendment: (a) no Default or Event of Default is in existence, from and after, or will result from, the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Guarantor in the Guaranty and the Credit Documents is true and correct in all material respects on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event) and (c) this Amendment and the Guaranty (as amended by this Amendment) are legal, valid and binding agreements of the Guarantor and are enforceable against it in accordance with their terms.

Section 3. Ratification. Except as hereby amended, the Guaranty and the Credit Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or Event of Default or of any covenant, term or provision of the Guaranty or the Credit Documents.

Section 4. Conditions Precedent. The agreements set forth in this Amendment are conditional and this Amendment shall not be effective until receipt by the Agent of a fully-executed counterpart original of this Amendment.

Section 5. Counterparts. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument.

Section 6. Amendment as Credit Document. Each party hereto agrees and acknowledges that this Amendment constitutes a “Credit Document” under and as defined in the Tax Credit Warehouse Agreement.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO CONSTITUTE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, INCLUDING ARTICLE 5 OF THE UCC, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES).

Section 8. Successors and Assigns. This Amendment shall be binding upon each of the Guarantor and the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Guarantor and the Agent.

Section 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 10. Expenses. The Guarantor agrees to promptly reimburse the Agent for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

Section 11. Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

Section 12. No Course of Dealing. The Agent has entered into this Amendment on the express understanding with the Guarantor that in entering into this Amendment the Agent is not establishing any course of dealing with the Guarantor. The Agent’s rights to require strict performance with all of the terms and conditions of the Guaranty and the other Credit Documents shall not in any way be impaired by the execution of this Amendment. The Agent shall not be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to it, the Agent may require the payment of fees in connection therewith. The Guarantor agrees that none of the ratifications and reaffirmations set forth herein, nor the Agent’s solicitation of such ratifications and reaffirmations, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Guarantor with respect to any subsequent modification, consent or waiver with respect to the Guaranty or any other Credit Document.

Section 13. Jury Trial Waiver. GUARANTOR AND AGENT BY ACCEPTANCE OF THIS AMENDMENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE GUARANTY OR ANY OTHER CREDIT DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF AGENT RELATING TO THE ENFORCEMENT OF THE GUARANTY OR OTHER CREDIT DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed by their duly authorized officers or representatives, all as of the date first above written.

GUARANTORS (CONT.):

MUNICIPAL MORTGAGE & EQUITY, LLC

By: /s/ Anthony Mifsud
Name: Anthony Mifsud
Title: Senior Vice President and Treasurer

AGENT:

BANK OF AMERICA, N.A., as Agent

By: /s/ Ugo Arinzeh
Ugo Arinzeh, Senior Vice President

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